SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): December 31, 2002


                           WINMILL & CO. INCORPORATED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-9667               13-1897916
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code: (212) 785-0900


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








Item 9. Regulation FD Disclosure.

     On March 31, 2003, Winmill & Co. Incorporated issued a press release announcing financial results for the year ended December 31, 2002. A copy of the March 31 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 as directed by the Securities and Exchange Commission in Release No. 34-47583 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WINMILL & CO. INCORPORATED


Date:     April 25, 2003                      /s/ Thomas B. Winmill
                                              --------------------------------
                                              Thomas B. Winmill
                                              President

                                  EXHIBIT INDEX
                                  -------------



Exhibit Number                                    Exhibit Description
--------------                                    -------------------

     99.1                                 Press release dated March 31, 2003




                                                                    Exhibit 99.1


           Winmill & Co. Incorporated Reports Fiscal Results for 2002

New York, NY, March 31, 2003. Winmill & Co. Incorporated (Nasdaq: WNMLA) today announced its financial results for the year ended December 31, 2002.



Years Ended December 31:
                                      2002               2001
                                      ----               ----
Revenue                            $1,810,768         $1,910,406
Net Income (loss)                    $137,326         $(199,065)

Average Shares
        Basic                       1,638,403          1,653,343
        Diluted                     1,649,129          1,653,343
Share Earnings
        Basic                          $ 0.08            $(0.12)
        Diluted                        $ 0.08            $(0.12)


Contact: William G. Vohrer
         Treasurer
         (212) 785-0900, ext. 279
         wvohrer@winmillco.com